**PRELIMINARY**
                        TERM SHEET DATED DECEMBER 9, 1998
                       ASSET BACKED SECURITIES CORPORATION
                                    DEPOSITOR
                 CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                     SELLER
                           LONG BEACH MORTGAGE COMPANY
                               ORIGINATOR/SERVICER
             ASSET BACKED SECURITIES CORPORATION HOME EQUITY LOANS,
                                 SERIES 1998-1LB
                           $650,000,000 (APPROXIMATE)

                             **Subject to Revision**

SELLER                     Credit Suisse First Boston Mortgage Capital LLC
ORIGINATOR/SERVICER:       Long Beach Mortgage Company ("Long Beach")
TRUSTEE:                   Chase Bank of Texas, N.A.
UNDERWRITER:               Credit Suisse First Boston Corporation
BOND INSURER:              MBIA, Incorporated

OFFERED CERTIFICATES:
To Call*:                                              Expected Ratings    WAL at 100% of    Payment        Expected
                     Amount(1)          Tranche Type    (Moody's/S&P)      Prepay. Model      Window        Maturity

GROUP F         Fixed-Rate Home Equity Collateral

Class F-A           $50,000,000         Fixed-Rate        [ TBA ]             [ TBA ]         [ TBA ]      [ TBA ]
                                       Pass-through

TOTAL              $150,000,000

TO CALL*:


GROUP I-A       FNMA Eligible Adjustable-Rate Home Equity Collateral

Class IA-1        [$340,000,000]        Floating-Rate                       Not Available
                                        Pass-through

GROUP II-A      Hybrid and 6ML Adjustable-Rate Home Equity Collateral

Class IIA-1       [$160,000,000]        Floating-Rate      [ TBA ]            [ TBA ]         [ TBA ]      [ TBA ]
                                        Pass-through

TOTAL ARMS        [$500,000,000]

BALANCE           [$650,000,000]

* RUN TO 10% CALL

(1) Includes additional collateral to be added to the Trust at the Closing Date and a Pre-Funded Amount of approximately .

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

CUT-OFF DATE:                      December 1, 1998 (or the first day of the
                                   month of purchase by the Depositor, if
                                   later), in each case for loans other than Subsequent Home Equity Loans. For each
                                   Subsequent Home Equity Loan, the date of purchase by the Trust.

EXPECTED PRICING:                  [Thursday, December 10, 1998].

EXPECTED SETTLEMENT:               [Tuesday, December 22, 1998] (the actual date
                                   of closing, the "Closing Date").

DETERMINATION DATE:                The 15th day of each month (or if such 15th
                                   day is not a business day, the next
                                   succeeding business day) commencing on
                                   January 15, 1999.

RECORD DATE:                       With respect to any Distribution Date, the
                                   last day of the month immediately preceding the calendar month in which such Distribution
                                   Date occurs.

DISTRIBUTION  DATE:                The [25]th day of each month (or if such
                                   [25]th day is not a business day, the next succeeding business day) commencing on
                                   January [25], 1999.

CROSS COLLATERALIZATION:           On each Determination Date the Amount
                                   Available for each Sub-Pool remaining after making distributions in respect of the related Certificates will generally be available to make distributions in respect to the Certificates related to the other
                                   Sub-Pool.

ERISA:                             The Class A Certificates are ERISA eligible.
                                   Other classes may not be ERISA eligible.

SMMEA: The Class A Certificates will constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated not lower than the second highest rating category by a Rating Agency and, as such, will be legal investments for certain entities to the extent provided in SMMEA. Other classes will not be SMMEA eligible.

CERTIFICATE INSURANCE POLICY:      The Certificate Insurer will issue a
                                   certificate guaranty insurance policy (the
                                   "Policy") for the benefit of the
                                   Certificates. This policy will
                                   unconditionally and irrevocably guarantee the timely payment of interest on and the ultimate payment of the principal amount of each class of Certificates.

TAX STATUS -- REMIC:               The Trust will contain two segregated asset
                                   pools with respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

CERTIFICATE RATING:                [It is a condition to the issuance of the
                                   Class A Certificates that they receive
                                   ratings of "AAA" by Standard & Poor's, a division of McGraw Hill Companies, Inc.
                                   ("S&P") and "Aaa" by Moody's Investors
                                   Service, Inc. ("Moody's").]

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

OPTIONAL REDEMPTION:               10% optional clean-up call.

ADDITIONAL COLLATERAL AND
OTHER TRUST PROPERTY:              The data set forth below with respect to each
                                   Sub-Pool is based solely on the loans
                                   identified for inclusion in each Sub-Pool as of the related Cut-off Date ("Initial Home
                                   Equity Loans"). Certain additional loans will be identified for inclusion into each Sub-Pool prior to the Closing Date
                                   ("Additional Home Equity Loans"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent loans
                                   ("Subsequent Home Equity Loans"). It is
                                   expected that the Additional and Subsequent
                                   Loans will have characteristics that are substantially similar to the related group of original loans.

                                   On the Closing Date, however, cash will be deposited with the Trustee in an amount equal to interest accrued on such Mortgage Loans, for the related Interest Accrual Period for distribution (net of the related Servicing Fee and Trustee's Fee, to the holders of the Offered Certificates on the first Distribution Date.

PRE-FUNDING FEATURE:               On the Closing Date, a portion of the
                                   proceeds from the sale of the Certificates
                                   (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the
                                   "Pre-Funding Account") and used by the Trust to purchase Subsequent Home Equity Loans during the Pre-Funding Period. The Pre-
                                   Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre- Funding Account following the Pre-Funding Period will be (i) paid in respect of the Class F-A Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent
                                   Home Equity Loans that are Group F Fixed Rate
                                   Home Equity Loans, (ii) paid in respect of the [Class IA-1] Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Loans that are Group I Adjustable Rate Home Equity Loans and (iii) paid in respect of the [Class
                                   IIA-1] Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Loans which are
                                   Group II Adjustable Rate Home Equity Loans.

P& I ADVANCES:                     Unless the Servicer determines that any
                                   proposed advance is not recoverable from the related Home Equity Loan, the Servicer will be required to advance principal and interest due at each Distribution Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:                Credit enhancement for Class A Certificates
                                   is provided by an MBIA insurance policy and overcollateralization.

                                   Monthly Excess Spread is available to cover initial losses for all Sub-Pools.

DISTRIBUTIONS TO
CERTIFICATEHOLDERS:                Group IA and Group IIA Sub-Pools include
                                   adjustable-rate, first-lien, closed-end home equity loans subject to interest rate adjustments after an initial period of up to 36 months (the "Adjustable Rate Home Equity
                                   Loans"; all Home Equity Loans other than the Adjustable Rate Home Equity Loans are referred to herein as the "Fixed Rate Home
                                   Equity Loans"). The Fixed Rate Home Equity
                                   Loans consist of Group F Home Equity Loans.
                                   Group I-A Home Equity Loan have an original principal balance of no more than $227,150, (excluding higher limit principal balances for properties in Alaska and Hawaii). Group
                                   II Loans are Adjustable Rate Home Equity
                                   Loans, designated as Sub-Pool Group II-A, respectively, (without regard to whether or not they conform to such balance limitation).

[OVERCOLLATERALIZATION:
                                   (1)  Before the Stepdown Date,
                                        overcollateralization builds from an
                                        initial deposit of [ ]% to [ ]% of the
                                        original loan balance of the
                                        adjustable-rate loan groups,
                                        respectively.

                                   (2)  On and after the Stepdown Date,
                                        overcollateralization is maintained at [
                                        ]% of the Remaining loan balance of the
                                        sum of the adjustable-rate Group I-A and Group II-A (subject to performance triggers).

                                   (3)  The overcollateralization amount is
                                        subject to a floor of [ ]% of the
                                        original loan balance of the sum of both adjustable rate loan groups.]

[INTEREST DISTRIBUTIONS:           Interest Collections (net of the Servicing
                                   Fee) will generally be allocated in the
                                   following priority:

                                   FIXED-RATE AND FLOATING-RATE CASH FLOWS
                                   1.  Trustee Fee
                                   2.  Class [     ] current interest
                                   3.  Build adjustable-rate
                                       overcollateralization to the respective
                                       Group target level [To the other
                                       respective loan group]

[PRINCIPAL DISTRIBUTIONS:          Each Class will be paid principal due from
                                   its corresponding collateral group.

                                   [STEPDOWN DATE- the earlier to occur of: (i) the later of: (x) the 30th Payment Date or
                                   (y) when credit enhancement reaches its
                                   target level and (ii) when the Class A
                                   Certificates are retired in full.]

                                   [DELINQUENCY/LOSS TRIGGER EVENTS - TBA]


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

[CLASS     ] INTEREST
CARRYOVER:                         If on any Distribution Date, the Classes [ ]
                                   ARM Pass-Through Rate is based on the
                                   Available Funds Pass-Through Rate, holders of such Certificates will be entitled to receive the Available Funds Interest Limitation
                                   Amount to the extent funds are available. The
                                   "Available Funds Interest Limitation Amount" is the excess of (i) the amount of interest the Class [ ] Certificateholders would be entitled to receive on such Distribution Date had interest been calculated based on one-month LIBOR plus the Pass- Through Margin
                                   (but in no event exceeding [ ]%) over (ii) the amount of interest such Class will receive on such Distribution Date at the Available Funds Pass-Through Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Class
                                   [ ] Pass-Through Rate, without giving effect to the Available Funds Pass-Through Rate, but in no event exceeding [ ]%). The ratings assigned to the Offered Certificates do not address the likelihood of the payment of any Interest Carryover Amount.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                                HOME EQUITY LOANS

          The Home Equity Loans consist of both fixed rate and adjustable rate first lien, closed-end home equity loans. The adjustable rate loans are subject to semi-annual interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Loans"). All Home Equity Loans which are not Adjustable Rate Loans are referred to herein as "Fixed Rate Home Equity Loans." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

          The information concerning the Initial Home Equity Loans presented below is based on a pool originated through November 30, 1998. The issuer intends to acquire and sell Additional Home Equity Loans to the Trust on the Closing Date and Subsequent Loans to the Trust thereafter. Although the characteristics of the final pool of Home Equity Loans will differ from the characteristics of the Initial Home Equity Loans shown below, the issuer does not expect that the characteristics of the Additional and Subsequent Home Equity Loans sold to the Trust will vary materially from those of the Initial Home Equity Loans herein.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                                   GROUP II-A

            INITIAL ADJUSTABLE RATE NON-CONFORMING HOME EQUITY LOANS

Number of Loans:                                       353
Wgt. Avg. Contract Rate:                             9.01%
Range of Rates:                             6.50% - 12.75%
Wgt. Avg. Orig. Maturity:                     360.00 month
Wgt. Avg. Rem. Maturity:                     358.75 months
Avg. Rem. Princ. Balance:                         $323,142
Wgt. Avg. LTV:                                      78.34%


                  PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                        % of Group II-A Loans by
Principal Balance    Number of   Aggregate Original         Original Principal
at Origination        Loans       Principal Balance             Balance

$220,000.01 -          36        $  8,416,005        7.32%
$240,000.00
$240,000.01 -          53          13,320,888                   11.58
$260,000.00
$260,000.01 -          54          14,598,488                   12.69
$280,000.00
$280,000.01 -          36          10,482,116                   9.11
$300,000.00
$300,000.01 -          31           9,683,750                    8.42
$320,000.00
$320,000.01 -          26           8,571,780                    7.45
$340,000.00
$340,000.01 -          21           7,394,700                    6.43
$360,000.00
$360,000.01 -          18           6,620,832                    5.76
$380,000.00
$380,000.01 -          13           5,102,675                    4.44
$400,000.00
$400,000.01 -          11           4,536,700                    3.94
$420,000.00
$420,000.01 -          11           4,707,591                    4.09
$440,000.00
$440,000.01 -          10           4,530,150                    3.94
$460,000.00
$460,000.01 -          10           4,703,800                    4.09
$480,000.00
$480,000.01 -          17           8,478,089                    7.37
$500,000.00
$500,000.01 or          6           3,893,750                    3.38
greater
                      ---          ----------                   ------
Total(1)              353        $115,041,314                  100.00%
                      ===        ============                  =======

(1)    Percentages do not add to to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                    REMAINING PRINCIPAL BALANCE OF THE LOANS

                                                        % of Group II-A Loans by
Remaining           Number of     Aggregate Remaining     Remaining Principal
Principal Balance    Loans          Principal Balance           Balance

$220,000.01 -        40            $   9,310,664                 8.16%
$240,000.00
$240,000.01 -        53               13,291,174                11.65
$260,000.00
$260,000.01 -        54               14,560,985                12.77
$280,000.00
$280,000.01 -        35               10,168,800                 8.91
$300,000.00
$300,000.01 -        31                9,655,792                 8.46
$320,000.00
$320,000.01 -        25                8,221,418                 7.21
$340,000.00
$340,000.01 -        24                8,448,460                 7.41
$360,000.00
$360,000.01 -        16                5,910,547                 5.18
$380,000.00
$380,000.01 -        12                4,719,989                 4.14
$400,000.00
$400,000.01 -        13                5,370,642                 4.71
$420,000.00
$420,000.01 -        7                 2,996,216                 2.63
$440,000.00
$440,000.01 -        10                4,495,908                 3.94
$460,000.00
$460,000.01 -        11                5,143,886                 4.51
$480,000.00
$480,000.01 -        16                7,920,633                 6.94
$500,000.00
$500,000.01 or        6                3,854,029                 3.38
                   -----             -----------               -------
greater
Total(1)            353             $114,069,142               100.00%
                    ===             ============               =======

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           % of Group II-A
                Number of      Aggregate Remaining       Loans by Remaining
State            Loans          Principal Balance         Principal Balance

Arizona             3           $  1,075,072                   0.94%
California        211             68,634,508                  60.17
Colorado           24              8,454,432                   7.41
Connecticut         1                466,419                   0.41
Florida            10              2,963,308                   2.60
Georgia             2                626,958                   0.55
Illinois           10              3,140,482                   2.75
Iowa                1                428,403                   0.38
Kentucky            2                648,692                   0.57
Louisiana           2                923,551                   0.81
Maryland            4              1,403,521                   1.23
Massachusetts       3                912,251                   0.80
Michigan           11              3,259,404                   2.86
Minnesota           1                280,746                   0.25
Montana             1                256,994                   0.23
Nebraska            1                268,385                   0.24
Nevada              8              2,669,771                   2.34
New Jersey          2                543,922                   0.48
New Mexico          2                754,571                   0.66
New York           12              3,845,244                   3.37
Ohio                1                260,353                   0.23
Oregon              9              2,569,880                   2.25
South Dakota        1                229,985                   0.20
Texas              15              4,749,203                   4.16
Utah                5              1,439,520                   1.26
Washington         10              3,002,963                   2.63
Washington DC       1                260,604                   0.23
                 -----          ---------------              --------
Total(1)          353          $ 114,069,142                 100.00%
                 =====          ==============               ========

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Mortgage Rate                   Loans                Principal Balance      Principal Balance

  6.500% to    6.999%              6                 $    2,149,849            1.88%
  7.000% to    7.499%              4                      1,564,401            1.37
  7.500% to    7.999%             31                      9,872,467            8.65
  8.000% to    8.499%             37                     11,329,225            9.93
  8.500% to    8.999%            140                     46,033,023           40.36
  9.000% to    9.499%             44                     14,361,196           12.59
  9.500% to    9.999%             54                     16,503,854           14.47
 10.000% to    10.499%            13                      4,244,546            3.72
 10.500% to    10.999%            15                      4,682,096            4.10
 11.000% to    11.499%             1                        328,640            0.29
 11.500% to    11.999%             5                      2,155,538            1.89
 12.000% to    12.499%             1                        276,899            0.24
 12.500% to    12.999%             2                        567,409            0.50
                                ----                 -------------            ------
Total(1)                         353                 $  114,069,142          100.00%
                                ====                 ==============          =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Months Remaining                Loans                Principal Balance      Principal Balance


301 to 360                        353               $  114,069,142            100.00%
                                -----               --------------            ------
Total(1)                          353               $  114,069,142            100.00%
                                =====               ==============            ======

---------------
(1)    Percentages do not add to 100% due to rounding.

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Loan-to-Value Ratio             Loans                Principal Balance      Principal Balance


50% or less                        5                 $   1,909,514             1.67%
50.01% to 55.00%                   3                     1,349,455             1.18
55.01% to 60.00%                   10                    4,061,539             3.56
60.01% to 65.00%                   13                    4,367,290             3.83
65.01% to 70.00%                   28                    9,847,347             8.63
70.01% to 75.00%                   41                   13,305,635            11.66
75.01% to 80.00%                   95                   30,367,002            26.62
80.01% to 85.00%                   109                  34,934,799            30.63
85.01% to 90.00%                   48                   13,926,561            12.21
                                 -----               --------------           ------
Total(1)                          353               $  114,069,142           100.00%
                                 =====               ==============          ======

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                            PRODUCT TYPE OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Product Type                    Loans                Principal Balance      Principal Balance


2/28                               273            $   87,588,712                76.79%
3/27                                 9                 2,868,726                 2.51
Six-Month LIBOR                     71                23,611,704                20.70
                                  ----             --------------             --------
Total(1)                           353            $  114,069,142               100.00%
                                  ====            ==============               ========

---------------
(1)      Percentages do not add to 100% due to rounding.

                            LOAN PROGRAM OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Program                         Loans                Principal Balance      Principal Balance


Full Documentation                 251             $   81,067,199               71.07%
Fast Trac                           36                 12,262,589               10.75
Stated Income                       66                 20,739,354               18.18
                                  ----             --------------              -------
Total(1)                           353             $  114,069,142              100.00%
                                  ====             ==============              =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                              PURPOSE OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Purpose                         Loans                Principal Balance      Principal Balance


Purchase                           127            $   40,932,507               35.88%
Refinance - No Cash Out             91                29,113,384               25.52
Refinance Equity                   135                44,023,251               38.59
Take- Out
Total(1)                           353            $  114,069,142               100.00%
                                  ====            ==============               =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                           RISK CATEGORY OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Risk Category                   Loans                Principal Balance      Principal Balance


A-                                 254              $   81,122,817             71.12%
B                                   32                   9,575,338              8.39
B-                                  35                  12,516,491             10.97
C                                   19                   6,478,189              5.68
C-                                   1                     862,567              0.76
D                                   12              $    3,513,740              3.08
                                  ----                ------------            ------
Total(1)                           353              $  114,069,142            100.00%
                                  ====               ==============           =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                           PROPERTY TYPES OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Property Type                   Loans                Principal Balance      Principal Balance


Single Family                      286           $   91,990,123                80.64%
2 to 4 units                         1                  490,643                 0.43
Condo                               13                4,371,057                 3.83
Townhouse                            1                  232,186                 0.20
PUD                                 52               16,985,134                14.89
                                 -----            --------------              --------
Total(1)                           353           $  114,069,142               100.00%
                                 =====           ==============               ========

---------------
(1)      Percentages do not add to 100% due to rounding.

                          OCCUPANCY STATUS OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Occupancy Status                Loans                Principal Balance      Principal Balance


Owner Occupied                     345            $    111,248,302             97.53%
Non-Owner Occupied                   6                   2,056,367              1.80
Second Home                          2                     764,472              0.67
Total(1)                           353            $    114,069,142            100.00%
                                  ====            ================            =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                   MONTH OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                                            % of Group II-A
Month of Next Rate             Number of            Aggregate Remaining    Loans by Remaining
Adjustment                      Loans                Principal Balance      Principal Balance


January 1999                        1               $      493,985              0.43%
March 1999                          1                      423,841              0.37
April 1999                         18                    5,935,187              5.20
May 1999                           28                    9,212,329              8.08
June 1999                          22                    7,313,863              6.41
July 1999                           1                      232,500              0.20
November 1999                       1                      862,567              0.76
July 2000                           3                      824,703              0.72
August 2000                         8                    3,373,734              2.96
September 2000                     18                    5,559,511              4.87
October 2000                       75                   24,169,097             21.19
November 2000                      69                   22,365,648             19.61
December 2000                      99                   30,433,453             26.68
November 2001                       7                    2,312,593              2.03
December 2001                       2                      556,133              0.49
                                -----                --------------          --------
Total                             353                 $114,069,142            100.00%
                                =====                 ============           ========

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                           GROSS MARGINS OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Margin                          Loans                Principal Balance      Principal Balance


4.000 to 4.499%                      3               $      939,509            0.82%
5.000 to 5.499%                      5                    1,435,343            1.26
5.500 to 5.999%                     35                   11,322,451            9.93
6.000 to 6.499%                     39                   12,602,599           11.05
6.500 to 6.999%                    266                   85,786,318           75.21
7.000 to 7.499%                      2                      562,037            0.49
7.500 to 7.999%                      3                    1,420,886            1.25
                                  ----               --------------           ------
Total(1)                           353               $  114,069,142           100.00%
                                  ====               ==============           =======

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                         MAXIMUM LOAN RATES OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Maximum Rate                    Loans                Principal Balance      Principal Balance


12.500% to 12.999%                  6               $    2,149,849             1.88%
13.000% to 13.499%                  4                    1,564,401             1.37
13.500% to 13.999%                 31                    9,872,467             8.65
14.000% to 14.499%                 37                   11,329,225             9.93
14.500% to 14.999%                137                   45,090,054            39.53
15.000% to 15.499%                 45                   14,589,514            12.79
15.500% to 15.999%                 56                   17,218,505            15.09
16.000% to 16.499%                 13                    4,244,546             3.72
16.500% to 16.999%                 15                    4,682,096             4.10
17.000% to 17.499%                  1                      328,640             0.29
17.500% to 17.999%                  5                    2,155,538             1.89
18.000% to 18.499%                  1                      276,899             0.24
18.500% to 18.999%                  2                      567,409             0.50
                                 ----                 --------------         ------
Total(1)                          353               $  114,069,142           100.00%
                                  ===                 ==============         =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                         MINIMUM LOAN RATES OF THE LOANS

                                                                            % of Group II-A
                               Number of            Aggregate Remaining    Loans by Remaining
Minimum Rate                    Loans                Principal Balance      Principal Balance


  6.500% to    6.999%               6               $    2,149,849             1.88%
  7.000% to    7.499%               4                    1,564,401             1.37
  7.500% to    7.999%              31                    9,872,467             8.65
  8.000% to    8.499%              37                   11,329,225             9.93
  8.500% to    8.999%             140                   46,033,023            40.36
  9.000% to    9.499%              45                   14,589,514            12.79
  9.500% to    9.999%              53                   16,275,536            14.27
 10.000% to    10.499%             13                    4,244,546             3.72
 10.500% to    10.999%             15                    4,682,096             4.10
 11.000% to    11.499%              1                      328,640             0.29
 11.500% to    11.999%              5                    2,155,538             1.89
 12.000% to    12.499%              1                      276,899             0.24
 12.500% to    12.999%              2                      567,409             0.50
                                 ----                 --------------         ------
Total(1)                          353               $  114,069,142           100.00%
                                 ====                ==============          =======

---------------
 (1)     Percentages do not add to 100% due to rounding.

                                    GROUP I-A

              INITIAL ADJUSTABLE RATE CONFORMING HOME EQUITY LOANS

Number of Loans:                                         2,487
Wgt. Avg. Contract Rate:                                 9.52%
Range of Rates:                                 6.99% - 14.75%
Wgt. Avg. Orig. Maturity:                               359.70
Wgt. Avg. Rem. Maturity:                                358.65
Avg. Rem. Princ. Balance:                             $102,440
Wgt. Avg. LTV:                                          78.47%


                  PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                                            % of Group I-A
Principal Balance              Number of            Aggregate Remaining    Loans by Remaining
Origination                     Loans                Principal Balance      Principal Balance


$  10,000.01 - $                    15             $     240,361               0.09%
20,000.00
$  20,000.01 - $                    64                 1,660,529               0.65
30,000.00
$  30,000.01 - $                   103                 3,687,718               1.44
40,000.00
$  40,000.01 - $                   162                 7,447,522               2.90
50,000.00
$  50,000.01 - $                   210                11,727,264               4.57
60,000.00
$  60,000.01 - $                   211                13,843,265               5.39
70,000.00
$  70,000.01 - $                   187                14,074,414               5.48
80,000.00
$  80,000.01 - $                   165                14,055,746               5.47
90,000.00
$  90,000.01 -                     205                19,581,249               7.62
$100,000.00
$100,000.01 -                      196                20,644,047               8.04
$110,000.00
$110,000.01 -                      180                20,712,949               8.06
$120,000.00
$120,000.01 -                      121                15,106,362               5.88
$130,000.00
$130,000.01 -                      133                17,937,196               6.98
$140,000.00
$140,000.01 -                      116                16,863,775               6.57
$150,000.00
$150,000.01 -                       74                11,519,143               4.48
$160,000.00
$160,000.01 -                       61                10,084,209               3.93
$170,000.00
$170,000.01 -                       57                 9,981,706               3.89
$180,000.00
$180,000.01 -                       35                 6,489,142               2.53
$190,000.00
$190,000.01 -                       64                12,552,576               4.89
$200,000.00
$200,000.01 -                       38                 7,801,525               3.04
$210,000.00
$210,000.01 -                       49                10,549,952               4.11
$220,000.00
$220,000.01 -                       24                 5,354,735               2.08
$230,000.00
$230,000.01 -                        3                   710,820               0.28
$240,000.00
$240,000.01 -                        2                   496,100               0.19
$250,000.00
$250,000.01 -                        9                 2,531,100               0.99
$350,000.00
$350,000.01 -                        3                 1,203,750               0.47
$450,000.00
                                 -----            --------------              -------
Total(1)                         2,487          $    256,857,154             100.00%
                                 =====          ================             ========

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                    REMAINING PRINCIPAL BALANCE OF THE LOANS

                                                                            % of Group I-A
Remaining                      Number of            Aggregate Remaining    Loans by Remaining
Principal Balance               Loans                Principal Balance      Principal Balance


$  10,000.01 - $                    15              $     237,710              0.09%
20,000.00
$  20,000.01 - $                    65                  1,674,847              0.66
30,000.00
$  30,000.01 - $                   103                  3,659,842              1.44
40,000.00
$  40,000.01 - $                   163                  7,440,357              2.92
50,000.00
$  50,000.01 - $                   213                 11,831,349              4.64
60,000.00
$  60,000.01 - $                   212                 13,850,971              5.44
70,000.00
$  70,000.01 - $                   189                 14,175,374              5.56
80,000.00
$  80,000.01 - $                   168                 14,287,660              5.61
90,000.00
$  90,000.01 -                     203                 19,336,841              7.59
$100,000.00
$100,000.01 -                      209                 21,991,031              8.63
$110,000.00
$110,000.01 -                      169                 19,441,666              7.63
$120,000.00
$120,000.01 -                      123                 15,355,187              6.03
$130,000.00
$130,000.01 -                      130                 17,499,500              6.87
$140,000.00
$140,000.01 -                      111                 16,081,851              6.31
$150,000.00
$150,000.01 -                       73                 11,323,750              4.44
$160,000.00
$160,000.01 -                       63                 10,383,483              4.08
$170,000.00
$170,000.01 -                       52                  9,063,062              3.56
$180,000.00
$180,000.01 -                       42                  7,768,520              3.05
$190,000.00
$190,000.01 -                       60                 11,737,930              4.61
$200,000.00
$200,000.01 -                       36                  7,356,637              2.89
$210,000.00
$210,000.01 -                       55                 11,797,440              4.63
$220,000.00
$220,000.01 -                       16                  3,566,786              1.40
$230,000.00
$230,000.01 -                        3                    704,540              0.28
$240,000.00
$240,000.01 -                        3                    740,294              0.29
$250,000.00
$250,000.01 -                        8                  2,265,661              0.89
$350,000.00
$350,000.01 -                        3                  1,196,550              0.47
$450,000.00
                                -------            -------------            -------
Total(1)                         2,487           $    254,768,837            100.00%
                                 =====             ==============           ========

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                % of Group I-A
                    Number of            Aggregate Remaining    Loans by Remaining
State                Loans                Principal Balance      Principal Balance


Alabama                15              $     1,247,811           0.49%
Alaska                  4                      482,391           0.19
Arizona                27                    2,662,705           1.05
Arkansas                1                       40,794           0.02
California            577                   78,118,425          30.66
Colorado              231                   23,547,826           9.24
Connecticut             5                      530,669           0.21
Florida               104                    8,847,730           3.47
Georgia                12                    1,182,419           0.46
Hawaii                 29                    4,289,359           1.68
Idaho                  36                    2,995,811           1.18
Illinois               85                    8,739,980           3.43
Indiana                29                    1,727,623           0.68
Iowa                   27                    1,416,527           0.56
Kansas                 26                    2,313,649           0.91
Kentucky                2                      201,710           0.08
Louisiana              14                      920,742           0.36
Maine                   6                      407,448           0.16
Maryland               15                    1,963,599           0.77
Massachusetts          30                    3,599,817           1.41
Michigan              152                   12,913,153           5.07
Minnesota             105                    9,199,280           3.61
Mississippi             4                      276,433           0.11
Missouri               31                    2,768,643           1.09
Montana                 3                      203,992           0.08
Nebraska               34                    2,376,773           0.93
Nevada                119                   12,398,924           4.87
New Hampshire           2                      327,393           0.13
New Jersey             27                    2,619,685           1.03
New Mexico             22                    1,962,423           0.77
New York               69                    7,240,893           2.84
North Carolina          7                      630,029           0.25
North Dakota            1                       39,653           0.02
Ohio                   32                    1,979,212           0.78
Oklahoma               13                      903,622           0.35
Oregon                122                   12,471,515           4.90
Pennsylvania           29                    2,178,652           0.86
Rhode Island            3                      216,649           0.09
South Carolina         20                    1,560,215           0.61
South Dakota            8                      603,480           0.24
Tennessee              18                    1,572,942           0.62
Texas                 170                   13,384,553           5.25
Utah                   66                    7,246,090           2.84
Vermont                 1                      123,184           0.05
Virginia                6                      529,234           0.21
Washington             73                    7,328,561           2.88
Washington DC           5                      575,640           0.23
West Virginia           6                      393,001           0.15
Wisconsin              53                    4,676,776           1.84
Wyoming                11                      831,200           0.33
                   -------             ---------------          ------
Total(1)            2,487               $  254,768,837         100.00%
                   =======              ==============         ========

(1) Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                                 % of Group I-A
                                    Number of            Aggregate Remaining    Loans by Remaining
Mortgage Rates                       Loans                Principal Balance      Principal Balance


6.500% to 6.999%                       19                $       2,702,630           1.06%
7.000% to 7.499%                       22                        2,825,086           1.11
7.500% to 7.999%                      107                       12,878,788           5.06
8.000% to 8.499%                      124                       15,481,805           6.08
8.500% to 8.999%                      552                       66,267,470          26.01
9.000% to 9.499%                      296                       33,374,342          13.10
9.500% to 9.999%                      564                       57,414,544          22.54
10.000% to 10.499%                    172                       14,916,282           5.85
10.500% to 10.999%                    311                       27,577,516          10.82
11.000% to 11.499%                     94                        6,835,538           2.68
11.500% to 11.999%                    101                        6,648,455           2.61
12.000% to 12.499%                     58                        3,922,873           1.54
12.500% to 12.999%                     50                        3,073,075           1.21
13.000% to 13.499%                     10                          485,473           0.19
13.500% to 13.999%                      6                          323,483           0.13
14.500% to 14.999%                      1                           41,476           0.02
                                   ------                  -----------------       -------
Total(1)                            2,487                  $   254,768,837         100.00%
                                   ======                  =================       ========

---------------
(1)      Percentages do not add to 100% due to rounding.

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                            % of Group I-A
                               Number of            Aggregate Remaining    Loans by Remaining
Months Remaining                Loans                Principal Balance      Principal Balance


121 to 180                          3             $         262,448            0.10%
181 to 300                          3                       249,872            0.10
301 to 360                      2,481                   254,256,517           99.80
                               -------             -----------------         ------
Total(1)                        2,487             $     254,768,837          100.00%
                              =======             =================          ======

---------------
(1)      Percentages do not add to 100% due to rounding.

                              PRODUCT TYPE OF LOANS

                                                                            % of Group I-A
                               Number of            Aggregate Remaining    Loans by Remaining
Product Type                    Loans                Principal Balance      Principal Balance


2/28                             2,088              $     211,466,639          83.00%
3/27                                63                      6,144,284           2.41
Six-Month LIBOR                    336                     37,157,915          14.58
                               -------              -----------------         ------
Total(1)                         2,487              $     254,768,837         100.00%
                               =======              =================         ======

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                            % of Group I-A
                               Number of            Aggregate Remaining    Loans by Remaining
Loan-to-Value Ratio             Loans                Principal Balance      Principal Balance


50% or less                         91               $     6,926,475            2.72%
50.01% to 55.00%                    37                     3,254,012            1.28
55.01% to 60.00%                    50                     3,760,766            1.48
60.01% to 65.00%                   102                     8,851,033            3.47
65.01% to 70.00%                   242                    21,246,489            8.34
70.01% to 75.00%                   325                    29,176,042           11.45
75.01% to 80.00%                   759                    79,787,913           31.32
80.01% to 85.00%                   660                    74,597,691           29.28
85.01% to 90.00%                   221                    27,168,415           10.66
                                ------                 ---------------        --------
Total(1)                         2,487               $   254,768,837          100.00%
                                ======                 ===============        ========

---------------
(1)      Percentages do not add to 100% due to rounding.

                            LOAN PROGRAM OF THE LOANS

                                                                            % of Group I-A
                               Number of            Aggregate Remaining    Loans by Remaining
Program                         Loans                Principal Balance      Principal Balance


Fast Trac                          106              $  11,232,607              4.41%
Full Documentation               1,895                193,640,349             76.01
Stated Income                      486                 49,895,881             19.58
                                ------           ----------------            --------
Total(1)                         2,487             $  254,768,837            100.00%
                                ======         ===================           ========

---------------
(1)      Percentages do not add to 100% due to rounding.

                              PURPOSE OF THE LOANS

                                                                            % of Group I-A
                               Number of            Aggregate Remaining    Loans by Remaining
Purpose                         Loans                Principal Balance      Principal Balance


Purchase                          1,197             $   120,647,045            47.36
Refinance - No Cash                 541                  57,707,674            22.65
Out
Refinance Equity                    749                  76,414,118            29.99
Take- Out
                                  -----              ---------------          --------
Total(1)                          2,487             $   254,768,837           100.00%
                                 ======             =================         ========

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                           RISK CATEGORY OF THE LOANS

                                                                            % of Group I-A
                               Number of            Aggregate Remaining    Loans by Remaining
Risk Category                   Loans                Principal Balance      Principal Balance


A-                               1,330              $  149,193,138             58.56%
B                                  317                  32,467,493             12.74
B-                                 353                  34,649,046             13.60
C                                  310                  24,844,113              9.75
D                                  177                  13,615,047              5.34
                                ------              --------------           -------
Total(1)                         2,487              $  254,768,837            100.00%
                                ======              ==============            ========

---------------
(1)      Percentages do not add to 100% due to rounding.

                           PROPERTY TYPES OF THE LOANS

                                                                               % of Group I-A
                                 Number of            Aggregate Remaining    Loans by Remaining
Property Type                     Loans                Principal Balance      Principal Balance


Single Family                     2,019               $  203,627,939            79.93%
2 to 4 units                         74                    9,983,156             3.92
Condo                               186                   18,057,825             7.09
Townhouse                             7                      643,803             0.25
PUD                                 140                   17,591,299             6.90
Manufactured Home                    61                    4,864,816             1.91
                                 ------             ----------------           -------
Total(1)                          2,487               $  254,768,837           100.00%
                                 ======             =================         ========

---------------
(1)      Percentages do not add to 100% due to rounding.

                          OCCUPANCY STATUS OF THE LOANS

                                                                            % of Group I-A
                               Number of            Aggregate Remaining    Loans by Remaining
Occupancy Status                Loans                Principal Balance      Principal Balance


Owner Occupied                    2,283                 238,095,285            93.46%
Non-Owner Occupied                  185             $    14,758,276             5.79
Second Home                          19                   1,915,276             0.75
                                 ------            -----------------          -------
Total(1)                          2,487             $   254,768,837           100.00%
                                 ======            =================          ========

---------------
(1)      Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                   MONTH OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                                            % of Group I-A
Month of Next Rate             Number of            Aggregate Remaining    Loans by Remaining
Adjustment                      Loans                Principal Balance      Principal Balance


January 1999                        4                $   673,001               0.26%
February 1999                       4                    281,804               0.11
March 1999                         12                  1,271,265               0.50
April 1999                         88                  9,158,657               3.59
May 1999                          131                 15,428,189               6.06
June 1999                          97                 10,344,999               4.06
August 1999                         1                     82,433               0.03
January 2000                        2                    106,840               0.04
March 2000                          1                    131,296               0.05
April 2000                          1                     53,330               0.02
May 2000                            1                    169,158               0.07
June 2000                           5                    384,003               0.15
July 2000                          13                  1,146,436               0.45
August 2000                        19                  1,512,958               0.59
September 2000                     90                  9,345,812               3.67
October 2000                      432                 46,795,651              18.37
November 2000                     717                 72,630,606              28.51
December 2000                     806                 79,108,116              31.05
August 2001                         1                     44,519               0.02
September 2001                      3                    322,589               0.13
October 2001                        1                     99,132               0.04
November 2001                      15                  1,579,851               0.62
December 2001                      43                  4,098,192               1.61
                                -----             --------------           --------
Total(1)                        2,487               $254,768,837             100.00%
                                =====               ============           ========

---------------
(1)      Percentages do not add to 100% due to rounding.

                           GROSS MARGINS OF THE LOANS

                                                                                  % of Group I-A
                                    Number of            Aggregate Remaining    Loans by Remaining
Gross Margin                          Loans                Principal Balance      Principal Balance


2.000 to 2.499%                         1                $     49,547                  0.02%
3.000 to 3.499%                         1                     105,494                  0.04
4.000 to 4.499%                         8                     998,351                  0.39
4.500 to 4.999%                        12                   1,029,627                  0.40
5.000 to 5.499%                        49                   4,855,701                  1.91
5.500 to 5.999%                       273                  28,490,878                 11.18
6.000 to 6.499%                       397                  39,141,080                 15.36
6.500 to 6.999%                     1,693                 175,347,410                 68.83
7.000 to 7.499%                        44                   3,684,180                  1.45
7.500 to 7.999%                         6                     748,391                  0.29
8.000 to 8.499%                         1                      93,464                  0.04
8.500 to 8.999                          2                     224,713                  0.09
                                    ------             ---------------               --------
Total(1)                            2,487             $   254,768,837                100.00%
                                   ======              ===============               ========

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                         MAXIMUM LOAN RATES OF THE LOANS

                                                                                % of Group I-A
                                    Number of            Aggregate Remaining    Loans by Remaining
Maximum Rate                         Loans                Principal Balance      Principal Balance

12.500% to 12.999%                    19                $      2,702,630            1.06%
13.000% to 13.499%                    22                       2,825,086            1.11
13.500% to 13.999%                   108                      13,077,854            5.13
14.000% to 14.499%                   120                      14,935,554            5.86
14.500% to 14.999%                   548                      65,967,588           25.89
15.000% to 15.499%                   297                      33,403,290           13.11
15.500% to 15.999%                   558                      56,734,871           22.27
16.000% to 16.499%                   174                      14,990,831            5.88
16.500% to 16.999%                   317                      28,290,932           11.10
17.000% to 17.499%                    94                       6,999,918            2.75
17.500% to 17.999%                   104                       6,917,349            2.72
18.000% to 18.499%                    57                       3,855,704            1.51
18.500% to 18.999%                    51                       3,149,628            1.24
19.000% to 19.499%                    11                         552,643            0.22
19.500% to 19.999%                     6                         323,483            0.13
21.500% to 21.999%                     1                          41,476            0.02
                                    ----                 ---------------           ------
Total(1)                           2,487                 $   254,768,837          100.00%
                                   =====                 ===============          =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                         MINIMUM LOAN RATES OF THE LOANS

                                                                               % of Group I-A
                                  Number of            Aggregate Remaining    Loans by Remaining
Minimum Rate                       Loans                Principal Balance      Principal Balance


6.500% to 6.999%                      19               $   2,702,630            1.06%
7.000% to 7.499%                      22                   2,825,086            1.11
7.500% to 7.999%                     107                  12,878,788            5.06
8.000% to 8.499%                     125                  15,624,579            6.13
8.500% to 8.999%                     552                  66,248,563           26.00
9.000% to 9.499%                     296                  33,330,217           13.08
9.500% to 9.999%                     564                  57,414,544           22.54
10.000% to 10.499%                   173                  14,915,659            5.85
10.500% to 10.999%                   310                  27,532,956           10.81
11.000% to 11.499%                    93                   6,800,979            2.67
11.500% to 11.999%                   101                   6,648,455            2.61
12.000% to 12.499%                    58                   3,922,873            1.54
12.500% to 12.999%                    50                   3,073,075            1.21
13.000% to 13.499%                    10                     485,473            0.19
13.500% to 13.999%                     6                     323,483            0.13
14.500% to 14.999%                     1                      41,476            0.02
                                  ------                ---------------       -------
Total(1)                           2,487               $ 254,768,837          100.00%
                                  ======                 ===============      ========

---------------
(1)  Percentages do not add to 100% due to rounding.

                                     GROUP F

                      INITIAL FIXED RATE HOME EQUITY LOANS

Number of Loans:                                            1,364
Wgt. Avg. Contract Rate:                                    9.83%
Range of Rates:                                    6.00% - 15.75%
Wgt. Avg. Orig. Maturity:                           344.09 months
Wgt. Avg. Rem. Maturity:                            340.95 months
Avg. Rem. Princ. Balance:                               84,407.61
Wgt. Avg. LTV:                                             75.35%

                 PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS

                                                                            % of Group F
Principal Balance at           Number of            Aggregate Remaining    Loans by Remaining
Origination                     Loans                Principal Balance      Principal Balance

$      0.01 - $ 10,000.00              1             $     10,000               0.01%
$ 10,000.01 - $ 20,000.00             41                  674,531               0.58
$ 20,000.01 - $ 30,000.00             92                2,363,899               2.04
$ 30,000.01 - $ 40,000.00            158                5,689,056               4.90
$ 40,000.01 - $ 50,000.00            199                9,053,337               7.80
$ 50,000.01 - $ 60,000.00            169                9,306,937               8.01
$ 60,000.01 - $ 70,000.00            124                8,098,568               6.97
$ 70,000.01 - $ 80,000.00            107                8,021,964               6.91
$ 80,000.01 - $ 90,000.00             78                6,693,180               5.76
$ 90,000.01 - $100,000.00             66                6,292,185               5.42
$100,000.01 - $110,000.00             53                5,557,430               4.79
$110,000.01 - $120,000.00             43                4,956,026               4.27
$120,000.01 - $130,000.00             21                2,648,485               2.28
$130,000.01 - $140,000.00             22                2,981,623               2.57
$140,000.01 - $150,000.00             29                4,219,275               3.63
$150,000.01 - $160,000.00             15                2,346,737               2.02
$160,000.01 - $170,000.00             15                2,479,275               2.13
$170,000.01 - $180,000.00             15                2,640,450               2.27
$180,000.01 - $190,000.00              9                1,655,780               1.43
$190,000.01 - $200,000.00             11                2,149,100               1.85
$200,000.01 - $210,000.00             11                2,264,277               1.95
$210,000.01 - $220,000.00              6                1,306,500               1.12
$220,000.01 - $230,000.00              9                2,026,650               1.74
$230,000.01 - $240,000.00              7                1,659,390               1.43
$240,000.01 - $250,000.00             10                2,474,550               2.13
$250,000.01 - $350,000.00             29                8,290,225               7.14
$350,000.01 - $450,000.00             16                6,273,950               5.40
$450,000.01+                           8                4,008,500               3.45
                                  -------              ----------               -----
Total(1)                           1,364             $116,141,880             100.00%
                                  ======             ============             =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                                            % of Group F
Remaining                      Number of            Aggregate Remaining    Loans by Remaining
Principal Balance               Loans                Principal Balance      Principal Balance


$      0.01 - $ 10,000.00            1           $      9,712                  0.01%
$ 10,000.01 - $ 20,000.00           42                686,091                  0.60
$ 20,000.01 - $ 30,000.00           94              2,410,004                  2.09
$ 30,000.01 - $ 40,000.00          156              5,582,360                  4.85
$ 40,000.01 - $ 50,000.00          206              9,327,804                  8.10
$ 50,000.01 - $ 60,000.00          162              8,885,637                  7.72
$ 60,000.01 - $ 70,000.00          132              8,591,199                  7.46
$ 70,000.01 - $ 80,000.00           98              7,318,591                  6.36
$ 80,000.01 - $ 90,000.00           80              6,813,418                  5.92
$ 90,000.01 - $100,000.00           67              6,355,956                  5.52
$100,000.01 - $110,000.00           53              5,542,749                  4.81
$110,000.01 - $120,000.00           41              4,702,530                  4.08
$120,000.01 - $130,000.00           21              2,632,719                  2.29
$130,000.01 - $140,000.00           23              3,105,801                  2.70
$140,000.01 - $150,000.00           28              4,054,581                  3.52
$150,000.01 - $160,000.00           14              2,178,342                  1.89
$160,000.01 - $170,000.00           16              2,627,414                  2.28
$170,000.01 - $180,000.00           16              2,810,213                  2.44
$180,000.01 - $190,000.00            8              1,478,356                  1.28
$190,000.01 - $200,000.00           10              1,943,407                  1.69
$200,000.01 - $210,000.00           11              2,245,234                  1.95
$210,000.01 - $220,000.00            9              1,954,767                  1.70
$220,000.01 - $230,000.00            7              1,580,351                  1.37
$230,000.01 - $240,000.00            8              1,894,966                  1.65
$240,000.01 - $250,000.00            9              2,227,311                  1.94
$250,000.01 - $350,000.00           29              8,327,619                  7.23
$350,000.01 - $450,000.00           16              6,314,230                  5.48
$450,000.01+                         7              3,530,623                  3.07
                               -------           ------------                 -----
Total(1)                         1,364           $115,131,984                100.00%
                               =======           ============                =======

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                         % of Group F
                                                                            % of Group F
                               Number of            Aggregate Remaining    Loans by Remaining
State                           Loans                Principal Balance      Principal Balance


Alabama                           20                $   1,043,395                 0.91%
Alaska                             1                       95,968                 0.08
Arizona                           28                    1,749,731                 1.52
Arkansas                           3                      194,848                 0.17
California                       221                   28,181,688                24.48
Colorado                          41                    3,476,499                 3.02
Florida                          129                    9,443,192                 8.20
Georgia                            8                      504,280                 0.44
Hawaii                            49                    8,747,031                 7.60
Idaho                              5                      293,907                 0.26
Illinois                          45                    2,902,595                 2.52
Indiana                           34                    1,881,748                 1.63
Iowa                              12                      468,896                 0.41
Kentucky                           4                      157,640                 0.14
Louisiana                         38                    1,539,438                 1.34
Maine                              2                       85,776                 0.07
Maryland                           7                      610,869                 0.53
Massachusetts                      3                      441,013                 0.38
Michigan                          58                    4,083,117                 3.55
Minnesota                         31                    2,407,586                 2.09
Mississippi                        8                      343,045                 0.30
Missouri                          22                    1,321,691                 1.15
Montana                           10                      784,813                 0.68
Nebraska                          18                    1,452,378                 1.26
Nevada                            25                    2,816,579                 2.45
New Hampshire                      1                      172,906                 0.15
New Jersey                         3                      678,199                 0.59
New Mexico                        19                    1,244,572                 1.08
New York                          53                    5,064,754                 4.40
North Carolina                    21                    1,352,155                 1.17
North Dakota                       2                      147,363                 0.13
Ohio                              35                    2,093,547                 1.82
Oklahoma                          40                    2,045,140                 1.78
Oregon                            50                    5,363,527                 4.66
Pennsylvania                      53                    2,748,570                 2.39
Rhode Island                       1                       54,877                 0.05
South Carolina                    39                    2,531,645                 2.20
Tennessee                         24                    1,591,534                 1.38
Texas                            136                    8,981,179                 7.80
Utah                              19                    2,269,721                 1.97
Virginia                           9                      566,078                 0.49
Washington                        20                    1,804,849                 1.57
Washington DC                      7                      562,831                 0.49
West Virginia                      2                       82,960                 0.07
Wisconsin                          5                      510,316                 0.44
Wyoming                            3                      237,540                 0.21
                             -------                 ------------               -------
Total(1)                       1,364                 $115,131,984               100.00%
                             =======                 ============               =======

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                            % of Group F
Principal Balance at           Number of            Aggregate Remaining    Loans by Remaining
Origination                     Loans                Principal Balance      Principal Balance


6.000% to 6.499%                    1              $       249,250                0.22%
7.500% to 7.999%                   26                    2,706,146                2.35
8.000% to 8.499%                   56                    8,034,468                6.98
8.500% to 8.999%                  234                   27,938,029               24.27
9.000% to 9.499%                  103                   11,378,504                9.88
9.500% to 9.999%                  314                   24,660,892               21.42
10.000% to 10.499%                 97                    8,510,128                7.39
10.500% to 10.999%                198                   14,220,309               12.35
11.000% to 11.499%                 79                    4,645,103                4.03
11.500% to 11.999%                115                    5,913,244                5.14
12.000% to 12.499%                 45                    2,288,784                1.99
12.500% to 12.999%                 59                    2,916,035                2.53
13.000% to 13.499%                 23                    1,047,279                0.91
13.500% to 13.999%                  9                      485,490                0.42
14.000% to 14.499%                  2                       42,732                0.04
14.500% to 14.999%                  2                       85,880                0.07
15.500% to 15.999%                  1                        9,712                0.01
                               -------                    --------              ------
Total(1)                        1,364                 $115,131,984              100.00%
                               =======                ============              =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                     REMAINING MONTHS TO MATURITY THE LOANS

                                                                            % of Group F
                               Number of            Aggregate Remaining    Loans by Remaining
Months Remaining                Loans                Principal Balance      Principal Balance

 61 to 120                         11              $       508,560              0.44%
121 to 180                        167                    9,547,991              8.29
181 to 300                         34                    1,810,669              1.57
301 to 360                      1,152                  103,264,765             89.69
                                -----              ---------------            --------
Total(1)                        1,364                 $115,131,984            100.00%
                                ======             ===============            =======

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                            % of Group F
                               Number of            Aggregate Remaining    Loans by Remaining
Loan-to-Value Ratio             Loans                Principal Balance      Principal Balance

50% or less                     102               $    5,806,404               5.04%
50.01% to 55.00%                 44                    3,038,918               2.64
55.01% to 60.00%                 62                    3,659,807               3.18
60.01% to 65.00%                 73                    5,830,588               5.06
65.01% to 70.00%                166                   11,961,254              10.39
70.01% to 75.00%                196                   14,360,192              12.47
75.01% to 80.00%                372                   34,721,484              30.16
80.01% to 85.00%                288                   29,231,661              25.39
85.01% to 90.00%                 61                    6,521,677               5.67
                            -------               --------------              ------
Total(1)                      1,364                 $115,131,984             100.00%
                            =======               ==============             =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                            LOAN PROGRAM OF THE LOANS

                                                                            % of Group F
                               Number of            Aggregate Remaining    Loans by Remaining
Program                         Loans                Principal Balance      Principal Balance


Fast Trac                          48               $    4,000,874              3.48%
Full Documentation              1,050                   90,765,812             78.84
Stated Income                     266                   20,365,298             17.69
                               ------               --------------             ------
Total(1)                        1,364                 $115,131,984            100.00%
                               ======               ==============            =======

---------------
(1)      Percentages do not add to 100% due to rounding.

                              PURPOSE OF THE LOANS

                                                                            % of Group F
                               Number of            Aggregate Remaining    Loans by Remaining
Purpose                         Loans                Principal Balance      Principal Balance


Purchase                         358                $  27,471,402               23.86%
Refinance - No Cash Out          296                   29,221,718               25.38
Refinance Equity Take-Out        710                   58,438,864               50.76
                              ------                -------------              -------
Total(1)                       1,364                 $115,131,984              100.00%
                              ======                =============              ========

---------------
(1)      Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.

                           RISK CATEGORY OF THE LOANS

                                                                            % of Group F
                               Number of            Aggregate Remaining    Loans by Remaining
Risk Category                   Loans                Principal Balance      Principal Balance


A-                              769                $  74,635,558               64.83%
B                               172                   14,459,634               12.56
B-                              172                   12,221,798               10.62
C                               168                    8,556,421                 7.43
D                                83                    5,258,575                 4.57
                            -------                -------------              --------
Total(1)                      1,364                 $115,131,984              100.00%
                            =======                =============              ========

---------------
Percentages do not add to 100% due to rounding.

                           PROPERTY TYPES OF THE LOANS

                                                                            % of Group F
                               Number of            Aggregate Remaining    Loans by Remaining
Property Type                   Loans                Principal Balance      Principal Balance


2 to 4 units                     53               $    5,064,411                 4.40%
Condo                            68                    4,590,081                 3.99
Manufactured Home                51                    2,949,981                 2.56
PUD                              51                    6,442,153                 5.60
Single Family                 1,133                   95,744,361                83.16
Townhouse                         8                      340,997                 0.30
                             ------               --------------               -------
Total(1)                      1,364                 $115,131,984               100.00%
                             ======               ==============               =======

---------------
Percentages do not add to 100% due to rounding.

                          OCCUPANCY STATUS OF THE LOANS

                                                                            % of Group F
                               Number of            Aggregate Remaining    Loans by Remaining
Occupancy Status                Loans                Principal Balance      Principal Balance


Non-Owner Occupied                165               $    8,000,151              6.95%
Owner Occupied                  1,192                  106,493,929             92.50
Second Home                         7                      637,905              0.55
                             --------               --------------             ------
Total(1)                        1,364                 $115,131,984            100.00%
                             ========               ==============            ========

---------------
(1)      Percentages do not add to 100% due to rounding.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.